                                                                EXHIBIT 10(d)(3)


                     DEED OF AMENDMENT AND ACKNOWLEDGMENT


                           DATED:  17 February 1997


                                    BETWEEN


                         CASE CORPORATION PTY LIMITED
                              A.C.N. 000 031 130


                                      AND


                         CASE CREDIT WHOLESALE LIMITED
       (formerly J.I. Case Credit Corporation of Australia Pty Limited)
                              A.C.N. 000 108 387


                                      AND


                               CASE CORPORATION


                                      AND


                        NATIONAL AUSTRALIA BANK LIMITED
                              A.C.N. 004 044 937








                           DIBBS CROWTHER & OSBORNE
                             50 Carrington Street
                                  Sydney 2000
                   Phone: (02) 290 8200  Fax: (02) 290 2964
                                 DX 101 Sydney

                                   CONTENTS



1.   DEFINITIONS AND INTERPRETATION....................................... -1-

2.   CONSIDERATION........................................................ -2-

3.   RELEVANT AGREEMENT................................................... -2-

4.   CONSENT, CONFIRMATION AND ACKNOWLEDGMENT............................. -2-

5.   AMENDMENT............................................................ -3-
     5.1   Letter of Offer dated 13 February, 1996 (as varied) from the
           Bank to Case Australia......................................... -3-
     5.2   Negative Pledge Agreement dated 29 September, 1995
           between Case Australia and the Bank (as amended by
           Amending Agreement dated 14 February, 1996).................... -5-
     5.3   Guarantee and Indemnities...................................... -5-
     5.4   Deed of Guarantee and Indemnity dated 14 February 1996
           between Case Corporation and the Bank.......................... -5-

6.   CONDITIONS PRECEDENT................................................. -6-

7.   REPRESENTATIONS AND WARRANTIES....................................... -6-

8.   MISCELLANEOUS........................................................ -6-

                          SCHEDULE TO LETTER OF OFFER..................... -8-

                     DEED OF AMENDMENT AND ACKNOWLEDGMENT


THIS DEED is made on 17 February 1997

BETWEEN: CASE CORPORATION PTY LIMITED A.C.N. 000 031 130 of 31-67 Kurrajong Avenue, St Marys, New South Wales, 2760 ("Case Australia")

AND: CASE CREDIT WHOLESALE PTY LIMITED (formerly J. I. Case Credit Corporation of Australia Pty Limited) A.C.N. 000 108 387 of 31-67 Kurrajong Avenue, St Marys, New South Wales, 2760 ("Case Credit Wholesale")

AND: CASE CORPORATION of 621 State Street, Racine, Wisconsin, 53404, United States of America ("Case Corporation")

AND: NATIONAL AUSTRALIA BANK LIMITED A.C.N. 004 044 937 of Level 25, National Australia Bank House, 255 George Street, Sydney, New South Wales, 2000 ("Bank")

RECITALS:

A. Under the Bank's Letter of Offer, the Bank agreed to make available financial accommodation to the Customer on the terms and conditions set out in the Letter of Offer.

B. The Customer and the Bank entered into a Negative Pledge Agreement which, in addition to the Letter of Offer, set out the Customer's obligations to the Bank.

C. In support of the Customer's obligations under the Letter of Offer and the Negative Pledge Agreement, Case Corporation, the Customer and Case Credit Wholesale respectively provided to the Bank the Guarantees and Indemnities.

D. The Customer, Case Corporation and Case Credit Wholesale have requested the Bank to vary the terms of the Facility provided under the terms of the Letter of Offer, the Negative Pledge Agreement and the Guarantees and Indemnities.

E. The Bank has agreed to that request on the basis that the Customer, Case Corporation and Case Credit Wholesale deliver to the Bank a deed in the form of this deed.

F. This deed is collateral to and secures the same moneys and obligations under the Facility as provided for in the Letter of Offer and in the Negative Pledge Agreement.

OPERATIVE PROVISIONS:

1.   DEFINITIONS AND INTERPRETATION

     1.1 Words defined in the Negative Pledge Agreement that are not defined in this deed have the same meaning given to them in the Negative Pledge Agreement unless contrary to or inconsistent with the intention or as the context otherwise requires.

     1.2 The provisions of clauses 1.1 (definitions), 1.2 (interpretation), 8 (miscellaneous), 9 (notices) and 10 (governing law and jurisdiction) of the Negative Pledge Agreement apply to this deed, mutatis mutandis, as if they are set out in full in this deed.

     1.3 In this deed (including the Recitals), the following expressions have the following meanings unless inconsistent or contrary to the context:

          "Customer" means Case Australia.

          "Guarantees and Indemnities" means:-

          (a) a Deed of Guarantee and Indemnity (unconditional) dated February 14, 1996 granted by Case Corporation in favour of the Bank in respect of all of the obligations of Case Australia but without creating any liability on Case Corporation for any moneys or amounts owning by Case Credit Australia to the Bank including, but not limited to the debts of Case Credit Australia under the Interlocking Guarantee; and

          (b) an Interlocking Guarantee dated 22 June, 1994 between Case Australia, Case Credit Wholesale and all wholly owned subsidiaries of Case Australia ("Interlocking Guarantee").

          "Guarantors" means a reference to each as well as all of Case Corporation and Case Credit Wholesale under the terms of their respective Guarantees and Indemnities.

          "Letter of Offer" means a Letter of Offer dated 13 February, 1996 from the Bank to Case Australia (as varied by a first letter of amendment dated 15 February, 1996 and a second letter of amendment dated 22 October, 1996).

          "Negative Pledge Agreement" means a Negative Pledge Agreement dated 29 September, 1995 between Case Australia and the Bank (as amended by an Amending Agreement to Negative Pledge Agreement dated 14 February, 1996 and a letter of amendment dated 19 March, 1996).

2.   CONSIDERATION

     The parties to this deed acknowledge entering into this deed an incurring obligations and granting rights under this deed for valuable consideration.

3.   RELEVANT AGREEMENT

     Each of the parties to this deed acknowledges and agrees with the Bank that:

     (a)  this deed;

     (b) any other document dated on or before the date of this deed which varies or evidences a facility, or any other financial accommodation by the Bank to or in favour of the Customer; and

     (c) all Security Interests granted or to be granted from time to time by the Customer to or in favour of the Bank.

     constitute a "Relevant Agreement" unless otherwise agreed to by the Bank,

4.   CONSENT, CONFIRMATION AND ACKNOWLEDGMENT

     4.1 The Customer and the Guarantors unconditionally and irrevocably consent to their entry into, execution of and performance of the terms of this deed and the observance by each of them of their respective obligations under this deed and the Relevant Agreements.

     4.2 For the removal of doubt, nothing in this deed affects any rights, powers or remedies of the Bank which may have accrued to the Bank as a result of any act, omission, matter or thing occurring before the date of this deed.

     4.3 The Customer and the Guarantors all jointly and each of them severally confirm and acknowledge:

          (a) that the Customer's obligations under the Letter of Offer and under the Negative Pledge Agreement (as varied by this deed), and the obligations of each person that is a party to a Relevant Agreement will continue in full force and effect in accordance with their terms notwithstanding the execution and performance of this deed;

          (b) their continuing obligations under the Letter of Offer, the Negative Pledge Agreement and the Guarantees and Indemnities and acknowledge and agree that, except as varied or supplemented by this deed, the Customer's obligations and the Guarantors' obligations under the Relevant Agreements to which they are a party remain and will continue in full force and effect in accordance with their terms; and

          (c) that the financial accommodation contemplated in the Letter of Offer (as amended, varied or supplemented from time to time) is or will be (as the case may be) for the benefit of the Customer and for the benefit of each person entering into a Relevant Agreement.

     4.4 The Guarantors acknowledge that all of the terms of their Guarantees and Indemnities (except as varied by clause 5.3 of this deed) continue in full force and effect to secure the obligations of the Customer to the Bank.

5.  AMENDMENT

    Subject to clause 6 of this deed, from the date of this deed the following amendments are made in the following manner:-

    5.1 Letter of Offer dated 13 February, 1996 (as varied) from the Bank to Case Australia

          (a)  Overdraft Facility

               The following words are inserted at the end of the paragraph entitled "Purposes":

               "For general corporate purposes of the Company and otherwise to permit the Company to make funds available to any Group Member on an intercompany loan account basis in order to maximize the Group's cash management flexibility."

          (b)  Bill Acceptance and/or Discount Facility

               (i) The following words are inserted at the end of the paragraph entitled "Purpose":

                    "For general corporate purposes of the Company and otherwise to permit the Company to make funds available to any Group Member on an intercompany loan account basis in order to maximize the Group's cash management flexibility."

               (ii) The following words are inserted at the end of the paragraph entitled "Conditions":

                    "The Company must give to the Bank written notice of its request to drawdown funds under this facility by at least 5:00pm on the day before it requires those funds."

               (iii) The paragraphs entitled "Line Fee" and the "Activation Fee"
                     are deleted and replaced with the following provision:-

                    "While the Bank continues to have the benefit of the Guarantee and Indemnity given to it by Case Corporation, the Bank will charge to the Company Line Fees and Activation Fees as a direct consequence of Case Corporation's Senior Unsecured Long Term Rating determined by two nationally recognised rating agencies selected by the Company (at least one of which shall be Standard & Poors or Moody's), in accordance with the pricing grid set out in the schedule to letter of offer.

                    If the ratings of such nationally recognised rating agencies do not coincide, the Line Fee and Activation Fee set out opposite the higher of such ratings will apply. If at any time an event occurs which results in there being no rating or only one rating in effect, a new Line Fee and Activation Fee will be determined in a manner to be agreed upon by the Bank and the Company and until such new Line Fee and Activation Fee shall be so agreed upon, the relevant fees will be deemed to be the Line Fee and Activation Fee in effect immediately prior to the date on which such event occurs.

                    As at 15 December, 1996, the Line Fees and Activation Fees for this facility are:

                        Rating          Line Fee           Activation Fee

                        BBB/Baa2        0.125% p.a.           0.250% p.a.

                    The Line Fees are payable quarterly in advance of each 15 March, June, September and December.

                    Activation Fees are calculated on the face value and tenor of bills drawn and charged upon activation."

          (c)  A Co Acquisition Bill Acceptance and/or Discount Facility

               The paragraphs entitled "Line Fee" and the "Activation Fee" are deleted and replaced with the following provision:

               "While the Bank continues to have the benefit of the Guarantee and Indemnity given to it by Case Corporation, the bank will charge to the Company Line Fees and Activation Fees as a direct consequence of Case Corporation's Senior Unsecured Long Term Rating determined by two nationally recognized rating agencies selected by the Company (at least one of which shall be Standard & Poors or Moody's), in accordance with the pricing grid set out in the schedule to this letter or offer.

               If the ratings of such nationally rating agencies do not coincide, the Line Fee and Activation Fee set out opposite the higher of such ratings will apply. If at any time an event occurs which results in there being no rating or only one rating in effect, a new Line Fee and Activation Fee will be determined in a manner to be agreed upon by the Bank and the Company and until such new Line Fee and Activation Fee shall be so agreed upon, the relevant fees will be deemed to be the Line Fee and Activation Fee in effect immediately prior to the date on which such event occurs. As of 15 December, 1996, the Line Fees and the Activation Fees for this facility are:

                        Rating          Line Fee           Activation Fee

                        BBB/Baa2        0.125% p.a.            0.250% p.a.

               The Line Fees are payable quarterly in advance on each 15 March, June, September and December.

               Activation Fees are calculated on the face value and tenor of bills drawn and charged upon activation."

     5.2 Negative Pledge Agreement dated 29 September, 1995 between Case Australia and the Bank (as amended by Amending Agreement dated 14 February, 1996).

          (a)  The definition of "Financial Charges Cover Ratio" is deleted.

          (b)  The definition of "Financial Charges Expenses" is deleted.

          (c)  The definition of "Financial Undertakings" is deleted.

          (d) The following words are inserted after the words "the Bank" in line 2 of paragraph (c) of the definition of "insolvency Event":

                    "or except if Austoft Industries Limited (ACN 009 736 234) merges, amalgamates or is consolidated with Case Australia":

          (e)  The definition of "Permitted Security Interest" is deleted.

          (f)  Clause 3 is deleted.

          (g)  Clause 4.1(b) is deleted.

          (h) Clause 4.1(c) is amended by deleting the words "and the half yearly unaudited" accounts.

          (i)  Clause 4.1(c)(i)(A) is deleted.

          (j)  Clause 5 is deleted.

          (k)  Clause 7.1(g) is deleted.

          (l)  Clause 7.4 is deleted.

     5.3  Guarantees and Indemnities

          (a) The definition of or reference to the "Revolving Credit Agreement" in the Guarantees and Indemnities (except the Interlock Guarantee) is deleted and replaced with the following new definition or description (where applicable):

                    "Case Corporation Revolving Credit nd Guarantee Agreement" means a document entitled "US$1,100,000,000 Revolving Credit and Guarantee Agreement" dated as of August 23, 1996 between Case Corporation, Case Canada Corporation, its foreign subsidiary borrowers, the Co-Agents and the Lead Managers named in that document, the Bank of Nova Scotia and the Chase Manhattan Bank."

          (b) All references to sections 7, 9 and 10 of the Revolving Credit Agreement referred to in clause 9 of the Guarantees and Indemnities (except the Interlocking Guarantee) are deleted and replaced with references to sections 10, 12 and 13 in the Case Corporation Revolving Credit and Guarantee Agreement.

     5.4 Deed of Guarantee and Indemnity dated 14 February, 1996 between Case Corporation and the Bank

          The following words are inserted after the first paragraph in clause 9 of the Guarantee and Indemnity:

                    "Notwithstanding the preceding paragraph, the Guarantor is not bound by section 12.1(b) of the Case Corporation Revolving Credit and Guarantee Agreement to cause the Debtor and its consolidated subsidiaries to furnish to the Bank the financial statements referred to in that section."

6.   CONDITIONS PRECEDENT

     6.1 The variation of the Letter of Offer, the Negative Pledge Agreement and the Guarantees and Indemnities contemplated by clause 5 of this deed is subject to the condition precedent that the Bank has received the following in form and substance reasonably satisfactory to it:

          (a)  the execution and delivery of this deed;

          (b) a certified copy of each authority under which each party to this deed (other than the Bank) signs and delivers this deed (or any other document contemplated by this deed) and if the authority is a power of attorney, evidence of its stamping (where required by law) and its registration;

          (c) certified extracts evidencing the resolutions of each party to this deed (where relevant) (other than the Bank) approving the entry into this deed and authorising execution, delivery and observance of obligations under this deed; and

          (d) such ancillary documents or any other information or document (whether originals or copies) which the Bank, in its discretion, may request or reasonably considers necessary or desirable to examine or hold.

     6.2 It is a further condition precedent to the Bank agreeing to amend the Letter of Offer, the Negative Pledge Agreement and the Guarantees and Indemnities, as contemplated by clause 5 of this deed, that no Event of Default or event which with the giving of notice, lapse of time or any determination would be an Event of Default, has occurred or would be likely to occur.

7.   REPRESENTATIONS AND WARRANTIES

     7.1 The Customer repeats the representations and warranties in clause 6 of the Negative Pledge Agreement for the benefit of the Bank.

     7.2 The Guarantors repeat the representations and warranties in the Guarantees and Indemnities for the benefit of the Bank.

     7.3 The Customer acknowledges that the Bank will be entering into this deed in reliance, inter alia, an all of these representations and warranties.

8.   MISCELLANEOUS

     8.1 Nothing contained in this deed abrogates, prejudices, diminishes or otherwise adversely affects any rights, powers, remedies, obligations or liabilities (in any case whether present, future or contingent) in relation to any act, matter or thing done or effected or otherwise arising in relation to a Relevant Agreement or any documents which the Customer, the Guarantors and the Bank are parties before the execution of this deed.

     8.2 This deed binds each of the signatories to it even if one or more of those persons named in this deed never executes it or that the execution by any one or more of those persons (other than the persons sought to be made liable under it) is or may become void or voidable.

     8.3 If there is any inconsistency between the terms of this deed and any prior communications between the Customer and the Bank, the terms of this deed will prevail and the parties acknowledge that this deed supersedes in all respects the terms of those prior communications.

     8.4 The Customer agrees to pay to the Bank, and to indemnify and keep indemnified the Bank against all and any costs, charges, fees, expenses and taxes (including any late fees or penalties) in relation to the preparation, negotiation, settlement, stamping, enforcement or attempted enforcement of this deed now and in the future.

     8.5 Each of the covenants of this deed are severable and distinct from one another and if at any time any one or more of the provisions of this deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

     8.6 This deed is governed by the laws in force in New South Wales and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them.

     8.7 This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

                          SCHEDULE TO LETTER OF OFFER


Pricing Grid:        Sr. Unsec. L T Rating          Line Fee      Activation Fee
                     Standard & Poors/Moody's
                     A/A2 and above                 0.07% p.a.       0.155% p.a.

                     A-/A3                          0.08% p.a.        0.17% p.a.

                     BBB+/Baa1                      0.10% p.a.        0.20% p.a.

                     BBB/Baa2                       0.125% p.a.       0.25% p.a.

                     BBB-/Baa3                      0.175% p.a.      0.275% p.a.

                     BB+/Ba1                        0.25% p.a.       0.425% p.a.

                     Under BB+/Ba1                  0.30% p.a.       0.575% p.a.


EXECUTED as a deed.

The common seal of CASE CORPORATION PTY   )
LIMITED was affixed in accordance with    )
its articles of association in the        )
presence of:                              )
                                          )
                                          )
----------------------------------        ) ----------------------------------
Signature of authorised person            ) Signature of authorised person
                                          )
                                          )
----------------------------------        ) ----------------------------------
Office held                               ) Office held
                                          )
                                          )
----------------------------------        ) ----------------------------------
Name of authorised person                 ) Name of authorised person
(block letters)                           ) (block letters)



The common seal of CASE CREDIT WHOLESALE  )
PTY LIMITED (formerly J. I. Case Credit   )
Corporation of Australia Pty Limited) was )
affixed in accordance with its articles   )
of association in the presence of:        )
                                          )
----------------------------------        ) ----------------------------------
Signature of authorised person            ) Signature of authorised person
                                          )
                                          )
----------------------------------        ) ----------------------------------
Office held                               ) Office held
                                          )
                                          )
----------------------------------        ) ----------------------------------
Name of authorised person                 ) Name of authorised person
(block letters)                           ) (block letters)



Signed, sealed and delivered for and on   )
behalf of CASE CORPORATION by a person    )
duly authorised in that regard in the     )
presence of:                              ) /s/ Benson K. Woo
                                          ) ----------------------------------
                                          ) Signature of authorised person
/s/ Dawn M. Beck                          )
----------------------------------        ) Vice President and Treasurer
Signature of Witness                      ) ----------------------------------
                                          ) Office held
/s/ Dawn M. Beck                          )
----------------------------------        ) /s/ Benson K. Woo
Name of Witness (block letters)           ) ----------------------------------
                                          ) Name of authorised person
                                            (block letters)

EXECUTED as a deed.

The common seal of CASE CORPORATION PTY   )          [CORPORATE SEAL
LIMITED was affixed in accordance with    )          APPEARS HERE]
its articles of association in the        )
presence of:                              )
                                          )
/s/ Philip E. Moore                       ) /s/ Ian P. Fisher
----------------------------------        ) ----------------------------------
Signature of authorised person            ) Signature of authorised person
                                          )
Vice President GM APC                     ) G.M. Finance
----------------------------------        ) ----------------------------------
Office held                               ) Office held
                                          )
/s/ Philip E. Moore                       ) /s/ Ian P. Fisher
----------------------------------        ) ----------------------------------
Name of authorised person                 ) Name of authorised person
(block letters)                           ) (block letters)

                      /s/ Petra Tinker
                      ---------------------------------
                      Company Secretary
                      Petra Tinker

The common seal of CASE CREDIT WHOLESALE  )          [CORPORATE SEAL
PTY LIMITED (formerly J. I. Case Credit   )          APPEARS HERE]
Corporation of Australia Pty Limited) was )
affixed in accordance in the presence of: )
                                          )
/s/ Philip E. Moore                       ) /s/ Ian P. Fisher
----------------------------------        ) ----------------------------------
Signature of authorised person            ) Signature of authorised person
                                          )
Vice President GM APAC                    ) GM Finance
----------------------------------        ) ----------------------------------
Office held                               ) Office held
                                          )
/s/ Philip E. Moore                       ) /s/ Ian P. Fisher
----------------------------------        ) ----------------------------------
Name of authorised person                 ) Name of authorised person
(block letters)                           ) (block letters)

                      /s/ Petra Tinker
                      ---------------------------------
                      Company Secretary
                      Petra Tinker

Signed, sealed and delivered for and on   )
behalf of CASE CORPORATION by a person    )
duly authorised in that regard in the     )
presence of:                              )
                                          ) ----------------------------------
                                          ) Signature of authorised person
                                          )
----------------------------------        )
Signature of Witness                      ) ----------------------------------
                                          ) Office held
                                          )
----------------------------------        )
Name of Witness (block letters)           ) ----------------------------------
                                          ) Name of authorised person
                                          ) (block letters)

Signed, sealed and delivered by         )
   MALCOLM ARTHUR HARVEY                )
for and on behalf of NATIONAL AUSTRALIA )
BANK LIMITED under power of attorney    )
registered book 3834 number 549 in the  )
presence of:                            )
                                        )
                                        )
                                        )
/s/ Warren Shaw                         )   /s/ ????
-------------------------------         )  ------------------------------------
Signature of witness                    )   By executing this deed the attorney
                                        )   states that the attorney has
/s/ WARREN JAMES SHAW                   )   received no notice of revocation of
-------------------------------         )   the power of attorney
Name of witness (block letters)         )